Exhibit 99.1

Zymeworks Announces New Director Nominee

VANCOUVER, British Columbia, October 16, 2023 (GLOBE NEWSWIRE) – Zymeworks Inc. (Nasdaq: ZYME), a clinical-stage biotechnology company developing novel multifunctional biotherapeutics, today announced that its board of directors will nominate Dr. Nancy Davidson for election to its board of directors at the Company’s upcoming annual general meeting of stockholders to be held on December 7, 2023.

“As the Company continues to execute on our strategy to support the approval and commercialization of zanidatamab while targeting five IND filings for new product candidates before the end of 2027, we are pleased to announce a significant proposed addition to our board of directors. With two prior additions to our board of directors already during 2023, these changes help secure the diversity of leadership experience required to successfully achieve our growth ambition over the next several years and beyond,” stated Kenneth Galbraith, Chair and Chief Executive Officer of Zymeworks. “With this in mind, we are delighted to invite Dr. Davidson to join our board of directors. Dr. Davidson’s substantial expertise in the field of oncology and foundational work in advancing insights in cancer biology from the bench through clinical studies and into the patient community arrives at a crucial time as we prepare for pivotal milestones in our product pipeline.”

“I am excited to be nominated to join the Zymeworks board of directors, and deeply share in its patient-centered mission and commitment to improving the standard of care for difficult-to-treat cancers,” stated Dr. Nancy Davidson, MD. “I look forward to using my clinical experience to contribute to the development of data-driven and differentiated next-generation therapies for patients with inadequate treatment options.”

Dr. Davidson is an oncologist and researcher who is a top opinion leader in the field of breast cancer biology and treatment, with a particular interest in developing evidence-based clinical pathways in breast cancer treatment. She has contributed foundational research to the understanding of how hormones affect gene expression and cell growth in breast cancer, and how hormonal deprivation and other therapies trigger breast cancer cells to kill themselves through apoptosis, or programmed cell death. Her lab studies have paved the way for new clinical trials of drugs that exploit these pathways to kill breast cancer. She has also led several critical clinical trials that have advanced the care of breast cancer patients through combining chemotherapy and hormone therapy for premenopausal women with the disease and has guided several important national clinical trials of potential new therapies, including chemo-endocrine therapy for premenopausal breast cancer and anti-angiogenesis therapy for advanced disease.

Dr. Davidson is currently the Executive Vice President for Clinical Affairs, Raisbeck Chair for Collaborative Research and Professor of Fred Hutchinson Cancer Center (“FHCC”). She also serves as a Professor at the University of Washington Department of Medicine based in Seattle. Prior to joining FHCC, she spent time at the National Cancer Institute, Johns Hopkins in Baltimore and the University of Pittsburgh. Dr. Davidson is a past-President of both the American Society of Oncology (ASCO) and the American Association for Cancer Research (AACR) and has served on a variety of board of directors and advisory committees in the oncology field. She has authored more than 400 publications during her career. After receiving a B.A. in Molecular Biology from Wellesley College, she went on to obtain an M.D. from Harvard Medical School. Dr. Davidson completed her residency in Internal Medicine at John Hopkins Hospital and a fellowship at the National Cancer Institute.

About Zymeworks Inc.

Zymeworks Inc. (Nasdaq: ZYME) is a global biotechnology company committed to the discovery, development, and commercialization of novel, multifunctional biotherapeutics. Zymeworks’ mission is to make a meaningful difference for people impacted by difficult-to-treat cancers and other serious diseases. Zymeworks’ complementary therapeutic platforms and fully integrated drug development engine provide the flexibility and compatibility to precisely engineer and develop highly differentiated antibody-based therapeutic candidates. Zymeworks engineered and developed zanidatamab, a HER2-targeted bispecific antibody using Zymeworks’ proprietary Azymetric™ technology. Zymeworks has entered into separate agreements with BeiGene, Ltd. (BeiGene) and Jazz Pharmaceuticals Ireland Limited (Jazz), granting each of BeiGene and Jazz with exclusive rights to develop and commercialize zanidatamab in different territories. Zanidatamab is currently being evaluated in global Phase 1, Phase 2, and Phase 3 clinical trials, including certain ongoing pivotal clinical trials as a treatment for patients with HER2-expressing cancers. Zymeworks’ next clinical candidate, zanidatamab zovodotin (ZW49), is a HER2-targeted bispecific antibody-drug conjugate (ADC) developed using Zymeworks’ proprietary Azymetric™ and ZymeLink™ Auristatin technologies. Zanidatamab zovodotin is currently being evaluated in a Phase 1 clinical trial for patients with a variety of HER2-expressing, HER2-amplified or HER2-mutant cancers. Zymeworks is also advancing a deep pipeline of product candidates based on its experience and capabilities in both ADC and multispecific antibodies (MSAT). In addition to Zymeworks’ wholly owned pipeline, its therapeutic platforms have been further leveraged through strategic partnerships with global biopharmaceutical companies. For information about Zymeworks, visit www.zymeworks.com and follow @ZymeworksInc on Twitter.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” or information within the meaning of the applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements in this press release include, but are not limited to, statements that relate to potential therapeutic effects and commercial potential of zanidatamab and Zymeworks’ other product candidates; Zymeworks’ clinical development of its product candidates and enrollment in its clinical trials; the ability to advance product candidates into later stages of development; and other information that is not historical information. When used herein, words such as “plan”, “believe”, “expect”, “may”, “continue”, “anticipate”, “potential”, “will”, “progress”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Zymeworks believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Zymeworks may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation: clinical trials may not demonstrate safety and efficacy of any of Zymeworks’ or its collaborators’ product candidates; any of Zymeworks’ or its partners’ product candidates may fail in development, may not receive required regulatory approvals, or may be delayed to a point where they are not commercially viable; regulatory agencies may impose additional requirements or delay the initiation of clinical trials; the impact of new or changing laws and regulations; market conditions; and the factors described under “Risk Factors” in Zymeworks’ quarterly and annual reports filed with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for its quarter ended June 30, 2023 (a copy of which may be obtained at www.sec.gov and www.sedar.com).

Although Zymeworks believes that such forward-looking statements are reasonable, there can be no assurance they will prove to be correct. Investors should not place undue reliance on forward-looking statements. The above assumptions, risks and uncertainties are not exhaustive. Forward-looking statements are made as of the date hereof and, except as may be required by law, Zymeworks undertakes no obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances, or to reflect the occurrences of unanticipated events.

Zymeworks Media Contact:

Diana Papove

Director, Corporate Communications

media@zymeworks.com

(604) 678-1388

Zymeworks Investor Contact:

Shrinal Inamdar

Director, Investor Relations

ir@zymeworks.com

(604) 404-0995